PROVISIONS (Details) - USD ($) $ in Thousands		Dec. 31, 2018		Dec. 31, 2017		Dec. 31, 2016
Provision for onerous contracts
Provision for losses on investment in joint ventures	[1]	$ 765		$ 0
Provision for onerous contracts		813	[2]	1,270	[2]	$ 8,697
Total Provisions		$ 1,578		$ 1,270

[1]	The joint venture, Island Bulk Carriers, incurred losses during the 2018 year. The Group has raised a provision of US$765,000 (2017: US$ Nil) being the Group’s share of these losses.
[2]	Provision for onerous contracts represents the present value of the future charter payments that the Group is presently obligated to make under non-cancellable onerous operating charter agreements and contracts of affreightment, less charter revenue expected to be earned on the charter. The estimate may vary as a result of changes to ship running costs and charter and freight revenue. The rate used to discount the future charter payments is 8.33% (2017: 7.55%).